ITEM 77C


The MFS California Insured Municipal Trust held a special meeting of shareholders on June 22, 2007.
Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To vote on a proposed new investment advisory agreement
for the Fund between the Fund
and MFS.

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                                      For                  Against
Abstain         Non Votes

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------------------------------------- -------------------- ----------------
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Shares                                     1,421,580.7397       33,950.000
   70,140.000      585,150.000
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     % of Shares Voted                              67.35             1.61
         3.32            27.72
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     % of Outstanding Shares                        51.12             1.22
          2.52            21.04
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Proposal 3A:      To elect trustees to the Board of Trustees of the Fund to
replace all of the current
trustees of the Fund, contingent upon shareholder approval of (1) above by the holders of common shares and preferred shares voting together.

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Trustee                                  For                  Withheld/Abstain

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Robert E. Butler
               .0000
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     % of Shares Voted                                 96.84
           3.16
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     % of Outstanding Shares                           73.50
                2.40
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CityplaceLawrence H. Cohn
               .0000
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     % of Shares Voted                                 96.82
                 3.18
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     % of Outstanding Shares                           73.48
               2.42
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PersonNameDavid H. Gunning
              .0000
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     % of Shares Voted                                 96.84
                3.16
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     % of Outstanding Shares                           73.50
                2.40
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William R. Gutow
             .0000
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     % of Shares Voted                                 96.82
                 3.18
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     % of Outstanding Shares                           73.48
                 2.42
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Michael Hegarty
                .0000
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     % of Shares Voted                                 96.84
                3.16
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     % of Outstanding Shares                           73.50
                 2.40
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Robert J. Manning
                .0000
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     % of Shares Voted                                 96.84
                 3.16
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     % of Outstanding Shares                           73.50
                2.40
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CityplaceLawrence T. Perera
                .0000
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     % of Shares Voted                                 96.84
                3.16
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     % of Outstanding Shares                           73.50
                 2.40
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Robert C. Pozen
                .0000
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     % of Shares Voted                                 96.82
                3.18

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     % of Outstanding Shares                           73.48
                2.42
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J. Dale Sherratt
                .0000
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     % of Shares Voted                                 96.82
                3.18
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     % of Outstanding Shares                           73.48
                2.42
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Robert W. Uek
                .0000
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     % of Shares Voted                                 96.83
                 3.17
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     % of Outstanding Shares                           73.49
                2.41
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Proposal 3B:      To elect trustees to the Board of Trustees of
the Fund to replace all of the current
trustees of the Fund, contingent upon shareholder approval of (1) above by the holders of preferred shares voting separately.

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Trustee                               For       Withheld      % of Outstanding
                                                              Shares Voted
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------------------------------------- --------- -------------
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PersonNameJ. Atwood Ives                   584            27
                 62.47
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Laurie J. Thomsen                          584            27
                62.47
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Proposal 4A:      To elect trustees to the Board of Trustees of the Fund so
that those current trustees
whose terms will expire this year will continue to hold office until the trustees elected pursuant to
(3) above, take office or until the end of those current trustees stated terms, whichever is earlier by the holders of common shares and preferred shares voting together.

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Trustee                               For                  Withheld

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John J. Neuhauser                                                    .0000
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     % of Shares Voted                              96.52             3.48
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     % of Outstanding Shares                        73.26             2.64
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Thomas C. Theobald                                                   .0000
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     % of Shares Voted                              96.84             3.16
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     % of Outstanding Shares                        73.50             2.40
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Anne Lee Verville                          2,044,497.7397      66,729.0000
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     % of Shares Voted                              96.84             3.16
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     % of Outstanding Shares                        73.50             2.40
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Proposal 4B:      To elect trustees to the Board of Trustees of the Fund so
that those current trustees
whose terms will expire this year will continue to hold office until the trustees elected pursuant to

(3) above, take office or until the end of those current trustees stated terms, whichever is earlier by the holders of preferred shares voting separately.

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Trustee                               For       Withheld      % of
                                                              Outstanding
                                                              Shares Voted
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Douglas A. Hacker                          584            27          62.47
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Thomas E. Stitzel                          584            27          62.47
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